UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 26, 2014

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

As previously reported in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the "SEC") by AmeriGas Partners, L.P. (the "Partnership") on August 12, 2014 (the "Initial Report"), the Audit Committee (the "Audit Committee") of the Board of Directors of AmeriGas Propane, Inc. (the "Company"), the general partner of the Partnership, approved the engagement of Ernst & Young LLP ("EY") as the Partnership's independent registered public accounting firm for the Partnership's fiscal year ending September 30, 2015 following a comprehensive, competitive process.

PricewaterhouseCoopers LLP ("PwC") served as the Partnership's independent registered public accounting firm for the fiscal year ended September 30, 2014. On November 26, 2014, in connection with the Partnership's filing of its Annual Report on Form 10-K for the fiscal year ended September 30, 2014, PwC issued its reports on the Partnership's consolidated financial statements as of and for the fiscal year ended September 30, 2014 and the effectiveness of internal control over financial reporting as of September 30, 2014. PwC's dismissal became effective upon issuance by PwC of the referenced reports.

PwC’s audit reports on the Partnership's consolidated financial statements for each of the three most recent fiscal years ended September 30, 2014, 2013 and 2012, and the subsequent interim period through November 26, 2014, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the three most recent fiscal years ended September 30, 2014, 2013 and 2012, there were (i) no disagreements between the Partnership and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided PwC with a copy of this Current Report on Form 8-K, and requested that PwC furnish the Partnership with a letter addressed to the SEC stating whether PwC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. The Partnership has received the requested letter from PwC, and a copy of PwC’s letter dated December 3, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of PricewaterhouseCoopers LLP, dated December 3, 2014, regarding change in independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

December 3, 2014	By:	/s/ Monica M. Gaudiosi

Name: Monica M. Gaudiosi
Title: Vice President and Secretary of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated December 3, 2014, regarding change in independent registered public accounting firm.